UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08795

HELIOS HIGH YIELD FUND

(Exact name of registrant as specified in charter)

THREE WORLD FINANCIAL CENTER

200 VESEY STREET

NEW YORK, NEW YORK 10281-1010

(Address of principal executive offices) (Zip code)

KIM G. REDDING, PRESIDENT

HELIOS HIGH YIELD FUND

THREE WORLD FINANCIAL CENTER

200 VESEY STREET

NEW YORK, NEW YORK 10281-1010

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 497-3746

Date of fiscal year end: June 30, 2011

Date of reporting period: June 30, 2011

Item 1. Reports to Shareholders.

Brookfield Investment Management Inc.

Helios High Yield Fund

Brookfield

Annual Report

June 30, 2011

Brookfield Investment Management Inc.

Helios High Yield Fund

Annual Report

June 30, 2011

IN PROFILE

Brookfield Investment Management Inc. is a global investment manager focused on specialized equity and fixed income securities investments. The firm is a subsidiary of Brookfield Asset Management Inc., a leading global asset manager with over $150 billion in assets under management as of June 30, 2011 and over 100 years of experience in the property, power and infrastructure industries. The combination of access to this operational experience along with the breadth of our product offerings and depth of our investment teams provides enhanced opportunity for investment.

Brookfield Investment Management Inc. is an SEC-registered investment advisor, and with its affiliates, had approximately $24 billion in assets under management as of June 30, 2011. Headquartered in New York, the firm maintains offices and investment teams in Chicago, Boston, London, Hong Kong, Sydney and Toronto.

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

© Copyright 2011. Brookfield Investment Management Inc.

LETTER TO SHAREHOLDERS

Dear Shareholders,

I am pleased to provide the Annual Report for Helios High Yield Fund (the “Fund”) for the fiscal year ended June 30, 2011.

The recently concluded fiscal year was a volatile period for the capital markets, due largely to macroeconomic concerns and global challenges. The Greek sovereign debt crisis dominated headlines, particularly in the first half of 2011, as concerns over the health of the European financial system dampened investor confidence. In addition, signs of softening within the U.S. economy led to reduced expectations for medium-term growth and an extended timeframe for economic recovery. Not surprisingly, interest rates fluctuated dramatically over the year, reflecting the impact of market uncertainty upon investor sentiment.

Against this backdrop, corporate high yield bonds continued to benefit from the ongoing strength of corporate credit and investor demand for yield, resulting in a positive total return for the Fund. With very low levels of default and healthy refinancing activity, we expect corporate credit to remain strong for the intermediate future.

As we move forward, we continue to seek attractive investment opportunities within the corporate high yield market. We acknowledge several key challenges to future performance, as the market is currently trading above par and the prospect for rising interest rates remains. However, the current yield offered by high yield securities remains attractive in an environment of low rates and limited growth. Furthermore, we believe we are in the early stages of a supportive credit environment that should continue to benefit the high yield market and may offset the impact of higher rates. Perhaps most importantly for future performance, we believe recent challenges to investor confidence will be overcome and the global economy will once again regain positive momentum.

In addition to performance information, this report provides an overview of market conditions and a discussion of factors affecting the Fund’s investment performance, together with the Fund’s audited financial statements and portfolio of investments as of June 30, 2011.

We welcome your questions and comments, and encourage you to contact our Investor Relations team at (800) 497-3746 or visit us at www.brookfieldim.com for more information. Thank you for your support.

Sincerely,

Kim G. Redding

President

2011 Annual Report

HELIOS HIGH YIELD FUND

OBJECTIVE AND STRATEGY

Helios High Yield Fund (the “Fund”) seeks a primary objective of high current income. The Fund will also seek capital growth to the extent it is consistent with its primary investment objective. The Fund is a non-diversified fund that will invest primarily in high yield bonds, debentures, notes, corporate loans, convertible debentures and other debt instruments rated below-investment grade or determined by the Fund’s investment manager to be of comparable quality. The Fund may invest up to 30% of its total assets in the securities, including high yield obligations, of issuers domiciled outside of the United States. The Fund may also invest up to 10% of its total assets in securities that are the subject of bankruptcy proceedings or in default.

Investment Risks: Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to interest rate risk than bonds with shorter-term maturities. Below-investment grade bonds involve greater credit risk, which is the risk that the issuer will not make interest or principal payments when due. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below-investment grade debt, to service primary obligations, and an unanticipated default could cause the Fund to experience a reduction in the value of its shares. Below-investment grade bonds also are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. Leverage creates an opportunity for an increased return to common shareholders, but unless the income and capital appreciation, if any, on securities acquired with leverage proceeds exceed the costs of the leverage, the use of leverage will diminish the investment performance of the Fund’s shares. Use of leverage also may increase the likelihood that the net asset value of the Fund and the market value of its common shares will be more volatile, and the yield and total return to common shareholders will tend to fluctuate more in response to changes in interest rates and creditworthiness.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the fiscal year ended June 30, 2011, Helios High Yield Fund (NYSE: HHY) had a total return based on net asset value of 18.00% and a total return based on market price of 29.77%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions. Based on the NYSE closing price of $9.90 on June 30, 2011, the Fund’s shares have a dividend yield of 9.09%. The dividend yield is calculated as the annualized amount of the reporting period’s most recent monthly dividend declared divided by the stated stock price.

PORTFOLIO STRATEGY

Individual contributors of performance included International Coal, Edison Mission Energy, Hexion, Rite Aid and Ford Motor. International Coal benefited from strong demand for thermal and metallurgical coal and by an announced acquisition by competitor, Peabody Coal, which moved the price of the bonds sharply higher. Ford is experiencing strong demand, aided by reduced competition out of Japan following the tsunami early in 2011 and by investors’ expectations that the company’s rating will return to investment grade soon. Rite Aid has seen several months of positive sales comparisons, ending a long period of sub-par performance and Edison Mission has built corporate liquidity due to positive conditions in the power market.

Detractors of performance included Xerium, Tembec, Plygem and Huntsman Chemicals. The first three bonds are forest products names where companies are experiencing lackluster demand due to moderate economic growth creating difficult conditions in both paper and building products. The Huntsman Chemicals bond was down moderately as it had a high dollar price which the market amortized closer to par over the course of the year. Business conditions in chemicals remain very strong for the company.

HIGH YIELD MARKET ENVIRONMENT

The 12-month period ended June 30, 2011 saw a number of global challenges. First among these were continuing problems in Greece and concerns about the impact across the European banking system. While the direct impact of Greece on the high yield market is minimal to nil, one of the lessons from 2008 is that a small spark can ignite a big fire. Should European banks get singed in a sovereign meltdown, tighter credit could slow

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

growth worldwide. Global growth concerns were evident in the Volatility Index (VIX), the so-called “fear gauge” which tracked fluctuating sentiment, falling from 28 in August 2010 to a sedate 18 in December 2010, only to spike to a worrisome 30 in intraday trading in mid-March 2011, returning to a mellow 17 at the end of June 2011.

Interest rates also moved significantly, initially falling from 3% to 2.4% in October 2010 when investors decided that slow growth was good for bonds, then skyrocketing to 3.8% in February 2011 on fears of rapid growth, only to come back down to 3.2% at the end of June 2011.

Amidst this unsettled environment, the high yield market saw a 15.4%1 total return over the 12 month period. We have noted before the remarkably good condition of corporate credit in North America, with companies holding copious cash, refinancing debt maturities far into the future and not confident enough to lever up to buy their competitors. Savvy investors know that while many fixed income markets react closely to changes in interest rates, the high yield market focuses mainly on corporate credit which has performed well over the period. Investors also believe that unlike equities, high yield bonds do not have to increase much in price to generate an attractive return; the coupon works for them even in times of stable prices.

Corporate credit performed well through the period, with defaults falling to less than 1% at the end of the period.2 Typically, one would expect defaults to remain low for a number of years with periodic moves higher as the odd over-extended companies succumb to their capital structures. The market usually looks through such moves, keeping focused on possible systemic changes in the credit landscape, which Brookfield Investment Management Inc. does not anticipate any time soon. At the end of March 2011, the rating agencies were upgrading 1.6 times as many high yield companies as they were downgrading,3 the highest rate of credit improvement in 13 years.

For the first half of 2011, 59% of new issue proceeds were for refinancing, down from 66% for all of last year.4 Refinancing has the effect of reducing overall credit risk in the market by providing companies with longer-term capital and removing near-term “hammers” of debt maturities. We saw some continued deterioration of credit standards in the new issue market, with financing for lower quality credits rising slightly to 18.3% of the total in the first half of 2011, from 18% last year. For comparison, this metric peaked at a record 36% in 2007 at the last credit top. Mitigating our concern in this area, however, is that 68% of lower quality issuance went to refinancing rather than re-leveraging events and has the effect of reducing, not increasing, overall credit risk in the market.

While the degree to which new issue buyers have relaxed credit standards has yet to cause concern, Brookfield Investment Management Inc. believes that this is one indicator of future health for the high yield market and is monitoring this trend in both the high yield bond market and the leveraged loan market as one input into the degree of risk we seek to put into our portfolios.

OUTLOOK

We maintain a bullish view of corporate credit, which we expect to remain strong for the intermediate term. While our enthusiasm for the market was tempered by lower spreads, a pullback in June served to restore some value to the market, which we see as beneficial for investors. Our view is that we are still in the early stages of a benign credit environment which typically lasts three to five years and that high yield investors can expect to earn their coupon, but not much, if any, in price appreciation since the bonds are already trading above par.

While like most investors, we are concerned about the prospect for higher interest rates in general. We recognize that rates will be driven largely by the pace of global economic growth, which seems to be stuck in low gear. Paradoxically, moderate economic growth could serve high yield investors well, as it could delay the inevitable increase in corporate risk appetites and the consequent decline in corporate credit quality.

Risks to our neutral outlook are possible disruptions to world markets from exogenous events such as the Japanese tsunami, any surprise restructurings of government bonds in Europe, any miscalculation by the Federal Reserve as it removes the federal stimulus programs and any margin pressure felt by companies that are unable to pass through higher energy and raw material costs to consumers.

[1]	Merrill Lynch U.S. High Yield Master II Index

[2]	JP Morgan, High Yield Default Monitor, June 30, 2011, p. 4

[3]	JP Morgan, Default Monitor, June 30, 2011, p. 10

[4]	JP Morgan, Default Monitor, June 30, 2011, p. 12

2011 Annual Report

HELIOS HIGH YIELD FUND

Forward-Looking Information

This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Disclosure

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Helios High Yield Fund currently holds these securities.

The Bank of America/Merrill Lynch U.S. High Yield Master II Index tracks the performance of U.S. dollar denominated below investment-grade corporate debt publicly issued in the U.S. domestic market. Qualifying securities must have a below investment-grade rating (based on an average of Moody’s, S&P and Fitch) and an investment grade rated country of risk (based on an average of Moody’s, S&P and Fitch foreign currency long term sovereign debt ratings). In addition, qualifying securities must have at least one year remaining term to final maturity, a fixed coupon schedule and a minimum amount outstanding of $100 million. Original issue zero coupon bonds, “global” securities (debt issued simultaneously in the Eurobond and U.S. domestic bond markets), 144a securities and pay-in-kind securities, including toggle notes, qualify for inclusion in the Index. Callable perpetual securities qualify provided they are at least one year from the first call date. Fixed-to-floating rate securities also qualify provided they are callable within the fixed rate period and are at least one year from the last call prior to the date the bond transitions from a fixed to a floating rate security. DRD-eligible and defaulted securities are excluded from the index.

Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment. These views are as of the close of business on June 30, 2011 and subject to change based on subsequent developments.

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Portfolio Characteristics (Unaudited)

June 30, 2011

PORTFOLIO STATISTICS

Annualized dividend yield[1]	9.09%

Weighted average coupon	8.37%

Weighted average life	7.47 years

Percentage of leveraged assets	30.18%

Total number of holdings	141

CREDIT QUALITY2

BBB	1%

BB	17%

B	59%

CCC	19%

Unrated	3%

Cash	1%
Total	100%

ASSET ALLOCATION3

Investment Grade Corporate Bonds	1%

High Yield Corporate Bonds	97%

Equities	1%

Short Term Investments	1%
Total	100%

[1]

Dividends may include net investment income, capital gains and/or return of capital. The dividend yield referenced above is calculated as the annualized amount of the most recent monthly dividend declared divided by the June 30, 2011 stock price.

[2]	The lower of an S&P or Moody’s rating was used. If a Moody’s rating was used, we converted such rating to a comparable S&P ratings category.

[3]	Includes only invested assets; excludes cash. Percentages are based on total investments.

2011 Annual Report

HELIOS HIGH YIELD FUND

Portfolio of Investments

June 30, 2011

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
INVESTMENT GRADE CORPORATE BONDS – 1.6%
Energy – 0.0%
National Oilwell Varco Inc. (Cost – $6,954)	6.13%	08/15/15	$7	$7,173

Telecommunications – 1.6%
Qwest Corp. [6] (Cost – $977,059)	6.88	09/15/33	1,100	1,060,125
Total INVESTMENT GRADE CORPORATE BONDS (Cost – $984,013)				1,067,298
HIGH YIELD CORPORATE BONDS – 136.1%
Automotive – 1.6%
Ford Motor Co. [6]	6.50	08/01/18	1,000	1,050,053
Motors Liquidation Co. [8]	8.38	07/15/33	2,500	62,500

Total Automotive (Cost – $923,321)				1,112,553

Banking – 0.0%
GMAC LLC (Cost – $7,451)	6.75	12/01/14	8	7,860

Basic Industry – 20.6%
AK Steel Corp.	7.63	05/15/20	1,005	1,030,125
Arch Coal Inc. [6]	8.75	08/01/16	1,000	1,085,000
Cascades Inc. [3]	7.75	12/15/17	1,000	1,042,500
Consol Energy Inc. [6]	8.25	04/01/20	1,100	1,199,000
Georgia-Pacific LLC [6]	7.38	12/01/25	1,000	1,129,787
Hexion Finance Escrow LLC/Hexion Escrow Corp. [6]	8.88	02/01/18	1,000	1,040,000
Huntsman International LLC [6]	8.63	03/15/21	1,000	1,087,500
International Coal Group Inc.	9.13	04/01/18	1,000	1,257,500
Mercer International Inc.	9.50	12/01/17	700	750,750
Steel Dynamics Inc.	7.63	03/15/20	850	898,875
Tembec Industries Inc. [3,6]	11.25	12/15/18	1,000	1,046,250
United States Steel Corp. [6]	7.00	02/01/18	1,000	1,010,000
Westlake Chemical Corp. [6]	6.63	01/15/16	625	643,750
Xerium Technologies, Inc. [1,5]	8.88	06/15/18	790	751,488

Total Basic Industry (Cost – $13,361,396)				13,972,525

Capital Goods – 15.0%
Associated Materials LLC [1,5]	9.13	11/01/17	1,000	997,500
Berry Plastics Corp. [6]	9.50	05/15/18	1,000	992,500
Bombardier Inc. [1,3,5]	6.75	05/01/12	1	520
Coleman Cable Inc. [6]	9.00	02/15/18	1,010	1,055,450
Crown Cork & Seal Co., Inc. [6]	7.38	12/15/26	1,000	980,000
Masonite International Corp. [1,3,5]	8.25	04/15/21	1,000	993,750
Owens-Illinois, Inc. [6]	7.80	05/15/18	1,000	1,080,000
Ply Gem Industries Inc. [1,5,6]	8.25	02/15/18	1,000	947,500
Polymer Group, Inc. [1,5]	7.75	02/01/19	1,000	1,002,500
Terex Corp. [6]	8.00	11/15/17	500	512,500

See Notes to Portfolio of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Portfolio of Investments

June 30, 2011

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Trimas Corp. [6]	9.75%	12/15/17	$550	$602,250
USG Corp. [6]	7.75	01/15/18	1,000	985,000

Total Capital Goods (Cost – $10,100,712)				10,149,470

Consumer Cyclical – 16.7%
ACCO Brands Corp.	10.63	03/15/15	1,000	1,116,250
ACE Hardware Corp. [1,5,6]	9.13	06/01/16	850	903,125
American Axle & Manufacturing Inc. [6]	7.88	03/01/17	1,000	1,000,000
ArvinMeritor Inc.	8.75	03/01/12	1	519
DineEquity Inc. [1,5]	9.50	10/30/18	1,000	1,085,000
Easton-Bell Sports Inc. [6]	9.75	12/01/16	1,000	1,102,500
Ford Motor Credit Company LLC	7.00	10/01/13	1	534
Levi Strauss & Co.	7.63	05/15/20	1,000	1,000,000
Limited Brands Inc.	7.60	07/15/37	1,000	980,000
Phillips-Van Heusen Corp. [6]	7.38	05/15/20	1,000	1,070,000
Pittsburgh Glass Works LLC [1,5]	8.50	04/15/16	235	241,463
Quiksilver Inc.	6.88	04/15/15	8	7,294
Reynolds Group Issuer LLC [1,5,6]	9.00	04/15/19	1,110	1,096,125
Sealy Mattress Co.	8.25	06/15/14	1	501
Tenneco Inc. [6]	6.88	12/15/20	1,000	1,017,500
The Neiman Marcus Group Inc. [6]	10.38	10/15/15	500	525,000
Visteon Corp. [1,5]	6.75	04/15/19	155	149,575

Total Consumer Cyclical (Cost – $10,912,938)				11,295,386

Consumer Non-Cyclical – 4.3%
B&G Foods, Inc. [6]	7.63	01/15/18	1,000	1,052,500
C&S Group Enterprises LLC [1,5,6]	8.38	05/01/17	1,000	1,023,750
Rite-Aid Corp. [6]	8.63	03/01/15	425	397,375
Rite-Aid Corp. [6]	9.75	06/12/16	425	469,094
Smithfield Foods, Inc.	7.75	05/15/13	1	542

Total Consumer Non-Cyclical (Cost – $2,861,932)				2,943,261

Energy – 20.8%
BreitBurn Energy Partners L.P./BreitBurn Finance Corp.	8.63	10/15/20	1,000	1,055,000
Calfrac Holdings LP [1,5,6]	7.50	12/01/20	1,000	1,010,000
Chaparral Energy Inc. [6]	8.88	02/01/17	1,000	1,035,000
Crosstex Energy LP/Crosstex Energy Finance Corp. [6]	8.88	02/15/18	1,000	1,065,000
Encore Acquisitions Co. [7]	6.00	07/15/15	1	500
EV Energy Partners L.P./EV Energy Finance Corp. [1,5]	8.00	04/15/19	315	316,181
Frac Tech Services LLC/Frac Tech Finance, Inc. [1,5,6]	7.13	11/15/18	1,000	1,015,000
Frontier Oil Corp.	8.50	09/15/16	850	909,500
GMX Resources Inc. [1,5,6]	11.38	02/15/19	500	465,000
Hercules Offshore, Inc. [1,5,6]	10.50	10/15/17	425	444,125
Hilcorp Energy I LP/Hilcorp Finance Co. [1,5]	8.00	02/15/20	850	913,750
Kerr-McGee Corp.	6.88	09/15/11	1	506
Key Energy Services Inc.	6.75	03/01/21	525	525,000

See Notes to Portfolio of Investments and Notes to Financial Statements.

2011 Annual Report

HELIOS HIGH YIELD FUND

Portfolio of Investments

June 30, 2011

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Linn Energy LLC/Linn Energy Finance Corp.	8.63%	04/15/20	$850	$922,250
McJunkin Red Man Corp. [1,5,6]	9.50	12/15/16	1,000	1,017,500
Niska Gas Storage US LLC/Niska Gas Storage Canada LLC [6]	8.88	03/15/18	1,000	1,050,000
Precision Drilling Corp. [3]	6.63	11/15/20	375	379,687
The Williams Companies, Inc.	8.13	03/15/12	1	521
Trinidad Drilling LTD [1,3,5,6]	7.88	01/15/19	620	641,700
Venoco Inc. [1,5]	8.88	02/15/19	1,000	1,000,000
W&T Offshore, Inc. [1,5]	8.50	06/15/19	365	369,563

Total Energy (Cost – $13,848,941)				14,135,783

Healthcare – 0.8%
Health Management Associates Inc. (Cost – $461,420)	6.13	04/15/16	500	518,750

Media – 12.6%
American Reprographics Co.	10.50	12/15/16	1,000	1,042,500
Cablevision Systems Corp. [6]	8.63	09/15/17	1,000	1,083,750
CCO Holdings LLC/Cap Corp.	7.25	10/30/17	250	259,063
CCO Holdings LLC/Cap Corp.	8.13	04/30/20	835	901,800
Charter Communications Operating LLC [1,5]	8.00	04/30/12	8	7,800
Clear Channel Communications, Inc. [1,5]	9.00	03/01/21	1,000	957,500
Deluxe Corp. [6]	7.38	06/01/15	1,000	1,027,500
Insight Communications, Inc. [1,5,6]	9.38	07/15/18	1,000	1,097,500
Liberty Media LLC	5.70	05/15/13	1	521
LIN Television Corp.	6.50	05/15/13	8	7,509
Mediacom LLC/Mediacom Capital Corp. [6]	9.13	08/15/19	1,025	1,081,375
Virgin Media Finance PLC [3]	9.13	08/15/16	1,000	1,052,500

Total Media (Cost – $8,330,020)				8,519,318

Services Cyclical – 24.0%
AMC Entertainment Inc. [6]	8.75	06/01/19	1,000	1,055,000
Avis Budget Car Rental LLC [6]	9.63	03/15/18	1,000	1,067,500
Beazer Homes USA, Inc. [6]	9.13	06/15/18	425	366,562
CityCenter Holdings LLC/CityCenter Finance Corp. [1,5,6]	7.63	01/15/16	1,000	1,032,500
FTI Consulting Inc.	7.75	10/01/16	500	522,500
Harrahs Operating Escrow LLC/Harrahs Escrow Corp. [6]	11.25	06/01/17	1,000	1,103,750
Hertz Corp.	8.88	01/01/14	1	950
Hovnanian Enterprises Inc. [6]	10.63	10/15/16	1,000	997,500
Iron Mountain Inc. [6]	8.38	08/15/21	1,000	1,050,000
Iron Mountain Inc.	8.75	07/15/18	500	519,375
Marina District Finance Co. [1,5]	9.88	08/15/18	1,000	1,037,500
Maxim Crane Works L.P. [1,5,6]	12.25	04/15/15	1,000	1,000,000
MGM Mirage, Inc. [6]	5.88	02/27/14	1,001	961,731
MGM Mirage, Inc. [6]	10.38	05/15/14	425	482,375
Mohegan Tribal Gaming Authority	7.13	08/15/14	1	345
Palace Entertainment Holdings LLC/Palace Entertainment Holdings Corp. [1,5]	8.88	04/15/17	1,000	1,002,500

See Notes to Portfolio of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Portfolio of Investments

June 30, 2011

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
PulteGroup, Inc. [6]	6.38%	05/15/33	$1,000	$825,000
Royal Caribbean Cruises Limited [3]	7.25	06/15/16	500	537,500
RSC Equipment Rental, Inc./RSC Holdings III, LLC [6]	10.25	11/15/19	675	739,125
Standard Pacific Corp. [6]	8.38	05/15/18	1,000	991,250
Starwood Hotels & Resorts Worldwide Inc.	7.88	05/01/12	1	520
Station Casinos Inc. [8]	6.00	04/01/12	1	0
United Rentals North America, Inc. [6]	8.38	09/15/20	1,000	1,012,500

Total Services Cyclical (Cost – $15,970,817)				16,305,983

Services Non-Cyclical – 2.3%
Fresenius Medical Care US Finance, Inc.	6.88	07/15/17	500	528,750
Service Corp. International	6.75	04/01/16	975	1,050,562

Total Services Non-Cyclical (Cost – $1,451,090)				1,579,312

Technology & Electronics – 3.2%
First Data Corp. [1,5,6]	8.25	01/15/21	1,000	980,000
First Data Corp.	9.88	09/24/15	101	103,778
Freescale Semiconductor, Inc. [1,5,6]	9.25	04/15/18	1,000	1,077,500
Unisys Corp.	8.00	10/15/12	8	7,828

Total Technology & Electronics (Cost – $2,069,926)				2,169,106

Telecommunications – 10.9%
Cincinnati Bell Inc. [6]	8.25	10/15/17	325	326,625
Cincinnati Bell Inc. [6]	8.38	10/15/20	975	972,562
Citizens Communications Corp.	6.25	01/15/13	1	522
Citizens Communications Corp. [6]	7.13	03/15/19	1,250	1,281,250
Global Crossing Ltd. [3,6]	12.00	09/15/15	1,000	1,165,000
Nextel Communications Inc.	7.38	08/01/15	850	850,000
PAETEC Holding Corp. [6]	9.50	07/15/15	500	518,750
PAETEC Holding Corp. [1,5]	9.88	12/01/18	500	518,125
Sprint Capital Corp.	8.75	03/15/32	450	487,125
Windstream Corp. [6]	7.00	03/15/19	1,275	1,287,750

Total Telecommunications (Cost – $7,139,763)				7,407,709

Utility – 3.3%
Calpine Corp. [1,5,6]	7.25	10/15/17	1,000	1,015,000
CMS Energy Corp.	6.30	02/01/12	2	2,562
Dynegy Holdings Inc.	8.38	05/01/16	8	6,000
Edison Mission Energy	7.00	05/15/17	425	344,250
NRG Energy Inc.	8.50	06/15/19	850	879,750

Total Utility (Cost – $2,187,124)				2,247,562
Total HIGH YIELD CORPORATE BONDS (Cost – $89,626,851)				92,364,578

See Notes to Portfolio of Investments and Notes to Financial Statements.

2011 Annual Report

HELIOS HIGH YIELD FUND

Portfolio of Investments

June 30, 2011

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
BANK NOTE – 0.0%
Second Lien Term Loan – 0.0%
Ginn-LA CS Borrower LLC [2,8] (Cost – $500,000)	0.00%	06/08/12	$500	$0
STRUCTURED NOTE – 0.1%
Special Purpose Entity – 0.1%
Trains HY-1-2006 [1,2,5] (Cost – $52,147)	7.12	05/01/13	53	52,011
TERM LOANS – 0.5%
Texas Competitive Electric Holdings LLC [2,5]	4.69	10/10/17	208	162,750
Texas Competitive Electric Holdings LLC [2,5]	4.77	10/10/17	221	172,698
Total TERM LOANS (Cost – $368,587)				335,448

			Shares	Value (Note 2)
COMMON STOCKS – 0.4%
Consumer Discretionary – 0.4%
General Motors Company [4] (Cost – $419,419)			9,701	$294,522

Consumer Non-Cyclical – 0.0%
Dex One Corp. [4] (Cost – $19,638)			65	165
Total COMMON STOCKS (Cost – $439,057)				294,687
WARRANTS – 0.5%
Consumer Discretionary – 0.5%
General Motors Company [4]
Expiration: July 2016
Exercise Price: $10.00			9	188,726
General Motors Company [4]
Expiration: July 2019
Exercise Price: $18.33			9	140,487

Total Consumer Discretionary (Cost – $480,581)				329,213
Total WARRANTS (Cost – $480,581)				329,213

	Interest Rate		Shares	Value (Note 2)
SHORT TERM INVESTMENT – 1.5%
AIM Liquid Assets, Institutional Class [2] (Cost – $1,040,057)	0.06%		1,040,057	$1,040,057
Total Investments – 140.7% (Cost – $93,491,293)				95,483,292
Liabilities in Excess of Other Assets – (40.7)%				(27,612,588)

TOTAL NET ASSETS – 100.0%				$67,870,704

See Notes to Portfolio of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Notes to Portfolio of Investments

June 30, 2011

The following notes should be read in conjunction with the accompanying Portfolio of Investments.

1	—	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2011, the total value of all such investments was $26,163,050 or 38.55% of net assets
2	—	Variable Rate Security – Interest rate shown is the rate in effect as of June 30, 2011.
3	—	Foreign security or a U.S. security of a foreign company.
4	—	Non-income producing security.
5	—	Private Placement.
6	—	Portion of entire principal amount pledged as collateral for credit facility.
7	—	Security is valued in good faith pursuant to the fair value procedures adopted by the Board of Trustees. As of June 30, 2011, the total value of all such securities was $500 or less than 0.01% of net assets.
8	—	Issuer is currently in default on its regularly scheduled interest payment.

See Notes to Financial Statements.

2011 Annual Report

HELIOS HIGH YIELD FUND

Statement of Assets and Liabilities

June 30, 2011

Assets:
Investments in securities, at value (Note 2)	$94,443,235
Investments in short term securities, at value	1,040,057

Total investments, at value	95,483,292
Cash	100
Interest receivable	1,916,715
Prepaid expenses	15,186

Total assets	97,415,293

Liabilities:
Payable for credit facility (Note 7)	29,400,000
Payable for credit facility interest (Note 7)	1,913
Investment advisory fee payable (Note 4)	56,108
Payable to trustees	3,580
Accrued expenses and other liabilities	82,988

Total liabilities	29,544,589

Net Assets	$67,870,704

Composition of Net Assets:
Capital stock, at par value ($0.001 par value, unlimited shares authorized) (Note 8)	$6,840
Additional paid-in capital (Note 8)	75,722,966
Undistributed net investment income	347,759
Accumulated net realized loss on investment transactions	(10,198,860)
Net unrealized appreciation on investments	1,991,999

Net assets applicable to capital stock outstanding	$67,870,704

Total investments at cost	$93,491,293

Shares Outstanding and Net Asset Value Per Share:
Shares outstanding	6,840,461
Net asset value per share	$9.92

See Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Statement of Operations

For the Fiscal Year Ended June 30, 2011

Investment Income (Note 2):
Interest	$7,667,907

Expenses:
Investment advisory fees (Note 4)	661,406
Fund accounting servicing fees (Note 5)	101,610
Shareholder service fees (Note 4)	94,486
Legal fees	56,056
Insurance	53,356
Trustees’ fees	38,330
Audit and tax services	37,000
Reports to shareholders	23,902
Transfer agent fees	16,253
Registration fees	13,045
Custodian	11,287
Miscellaneous	8,172

Total operating expenses	1,114,903
Interest expense on reverse repurchase agreements (Note 7)	184,410
Interest expense on credit facility (Note 7)	98,298

Total expenses	1,397,611
Less expenses waived by the investment advisor (Note 4)	(75,589)

Net expenses	1,322,022

Net investment income	6,345,885

Net Realized and Unrealized Gain on Investments (Note 2):
Net realized gain on investment transactions	1,086,503
Net change in unrealized appreciation on investments	3,665,046

Net realized and unrealized gain on investments	4,751,549

Net increase in net assets resulting from operations	$11,097,434

See Notes to Financial Statements.

2011 Annual Report

HELIOS HIGH YIELD FUND

Statements of Changes in Net Assets

For the Fiscal Year Ended June 30,

	2011	2010
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$6,345,885	$4,603,378
Net realized gain (loss) on investment transactions	1,086,503	(623,023)
Net change in unrealized appreciation on investments	3,665,046	6,049,379

Net increase in net assets resulting from operations	11,097,434	10,029,734

Distributions to Stockholders (Note 2):
Net investment income	(6,497,708)	(3,816,530)

Capital Stock Transactions (Note 8):
Reinvestment of distributions	8,046	—

Total increase in net assets	4,607,772	6,213,204

Net Assets:
Beginning of year	63,262,932	57,049,728

End of year	$67,870,704	$63,262,932

(including undistributed net investment income of)	$347,759	$499,582

Share Transactions:
Reinvested shares	800	—

See Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Statement of Cash Flows

For the Fiscal Year Ended June 30, 2011

Increase (Decrease) in Cash:

Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$11,097,434
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Purchases of long-term portfolio investments	(51,364,692)
Proceeds from disposition of long-term portfolio investments	41,973,328
Sales of short-term portfolio investments, net	465,646
Increase in interest receivable	(132,412)
Decrease in receivable for investments sold	1,061,066
Increase in prepaid expenses	(9,212)
Decrease in payable for investments purchased	(2,616,054)
Decrease in interest payable for reverse repurchase agreements	(25,108)
Increase in interest payable for credit facility	1,913
Increase in investment advisory fee payable	9,106
Decrease in payable to trustees	(13,065)
Decrease in accrued expenses and other liabilities	(15,930)
Net amortization on investments	(205,696)
Unrealized appreciation on investments	(3,665,046)
Net realized gain on investment transactions	(1,086,503)

Net cash used for operating activities	(4,525,225)

Cash flows provided by (used for) financing activities:
Net cash used for reverse repurchase agreements	(18,662,013)
Net cash provided by credit facility	29,400,000
Distributions paid to shareholders	(6,489,662)

Net cash provided by financing activities	4,248,325

Net decrease in cash	(276,900)
Cash at beginning of year	277,000

Cash at end of year	$100

Supplemental Disclosure of Cash Flow Information:

Interest payments on the reverse repurchase agreements and credit facility for the year ended June 30, 2011, totaled $209,518 and $96,385, respectively.

Non-cash financing activities included reinvestment of distributions of $8,046.

Cash at the beginning of the year included $277,000 held as margin requirements for reverse repurchase agreements.

See Notes to Financial Statements.

2011 Annual Report

HELIOS HIGH YIELD FUND

Financial Highlights

	For the Fiscal Year Ended June 30,
	2011	2010	2009	2008	2007
Per Share Operating Performance:
Net asset value, beginning of year	$9.25	$8.34	$9.78	$10.94	$10.46

Net investment income	0.93 [1]	0.67 [1]	0.67 [1]	0.78 [1]	0.76 [1]
Net realized and unrealized gain (loss) on investment transactions	0.69	0.80	(1.44)	(1.15)	0.47

Net increase (decrease) in net asset value resulting from operations	1.62	1.47	(0.77)	(0.37)	1.23

Dividends from net investment income	(0.95)	(0.56)	(0.65)	(0.79)	(0.75)
Return of capital distributions	—	—	(0.02)	—	—

Total dividends and distributions paid	(0.95)	(0.56)	(0.67)	(0.79)	(0.75)

Net asset value, end of year	$9.92	$9.25	$8.34	$9.78	$10.94

Market price, end of year	$9.90	$8.45	$7.01	$8.49	$9.90

Total Investment Return†	29.77%	29.31%	(8.56)%	(6.25)%	18.19%

Ratios to Average Net Assets/Supplementary Data:
Net assets, end of year (000s)	$67,871	$63,263	$57,050	$66,895	$74,858
Operating expenses	1.65%	1.72%	2.08%	1.78%	1.77%
Interest expense [3]	0.42%	0.11%	0.30%	1.47%	2.22%
Total expenses [2]	2.07%	1.83%	2.38%	3.25%	3.99%
Net expenses, including fee waivers and reimbursement and excluding interest expense	1.53%	1.63%	1.77%	1.54%	1.52%
Net investment income	9.36%	7.33%	8.23%	7.54%	6.93%
Net investment income, excluding the effect of waivers and reimbursement [3]	9.25%	7.24%	7.92%	7.30%	6.68%
Portfolio turnover rate	46%	67%	20%	33%	54%

†

Total investment return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

[1]	Per share amounts presented are based on an average of monthly shares outstanding throughout the period indicated.

[2]	The Fund’s Shareholder Servicing Agent and Former Investment Advisor contractually agreed to waive their respective fees as discussed in Note 4.

[3]

Certain re-classifications have been made to the financial highlights for the fiscal years ended June 30, 2007 through June 30, 2009 to conform to the presentation followed in the preparation of the financial highlights for the years ended June 30, 2010 and June 30, 2011.

See Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Notes to Financial Statements

June 30, 2011

1. The Fund

Helios High Yield Fund (the “Fund”) was organized as a business trust under the laws of the Commonwealth of Massachusetts on June 2, 1998, and commenced operations on July 31, 1998. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company with its own investment objective.

Brookfield Investment Management Inc. (“BIM” or the “Advisor”), a wholly-owned subsidiary of Brookfield Asset Management Inc., is a registered investment advisor under the Investment Advisers Act of 1940, as amended, and serves as investment advisor to the Fund.

The Fund’s primary investment objective is to seek a high level of current income with capital growth as a secondary investment objective. No assurance can be given that the Fund’s investment objective will be achieved.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments: Debt securities, including U. S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the latest price furnished by an independent pricing service or if not valued by an independent pricing service, using prices obtained from at least two active and reliable market makers in any such security or a broker-dealer. Short-term debt securities with remaining maturities of sixty days or less are valued at cost with interest accrued or discount accreted to the date of maturity, unless such valuation, in the judgment of the Advisor’s Valuation Committee, does not represent market value.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last quoted price as of the close of business on the valuation date. Equity securities for which no sales were reported for that date are valued at “fair value” as determined in good faith by the Advisor’s Valuation Committee. Investments in open-end registered investment companies, if any, are valued at the net asset value (“NAV”) as reported by those investment companies.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Advisor, those securities will be valued at “fair value” as determined in good faith by the Advisor’s Valuation Committee using procedures adopted by, and under the supervision of, the Fund’s Board of Trustees (“Trustees”). There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Advisor determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate.

The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including, but not limited to, pricing history, current market level, supply and

2011 Annual Report

HELIOS HIGH YIELD FUND

Notes to Financial Statements

June 30, 2011

demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Fund has established methods of fair value measurements in accordance with GAAP. Fair value denotes the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 -	quoted prices in active markets for identical investments
•	Level 2 -	quoted prices in markets that are not active or other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund’s investments carried at fair value:

Valuation Inputs	Investment Grade Corporate Bonds	High Yield Corporate Bonds	Bank Note	Structured Note	Term Loans	Common Stocks	Warrants	Short Term Investment	Total
Level 1 — Quoted Prices	$—	$—	$—	$—	$—	$294,687	$329,213	$1,040,057	$1,663,957
Level 2 — Quoted Prices in Inactive Markets or Other Significant Observable Inputs	1,067,298	59,481,855	—	—	—	—	—	—	60,549,153
Level 3 — Significant Unobservable Inputs	—	32,882,723	—	52,011	335,448	—	—	—	33,270,182

Total	$1,067,298	$92,364,578	$—	$52,011	$335,448	$294,687	$329,213	$1,040,057	$95,483,292

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Notes to Financial Statements

June 30, 2011

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	High Yield Corporate Bonds	Bank Note	Structured Note	Term Loans	Total
Balance at June 30, 2010	$27,776,597	$2,500	$213,835	$—	$27,992,932
Accrued Discounts	104,827	—	—	1,908	106,735
Realized Gain/(Loss)	21,746	—	—	2,329	24,075
Change in Unrealized Appreciation	1,637,204	(2,500)	2,068	(33,139)	1,603,633
Net Purchase (Sales)	16,335,306	—	(163,892)	364,350	16,535,764
Transfers out of Level 3(a)	(12,992,957)	—	—	—	(12,992,957	)(a)

Balance at June 30, 2011	$32,882,723	—	$52,011	$335,448	$33,270,182

Change in unrealized gains or losses relating to assets still held at June 30, 2011	$859,752	$(2,500)	$2,068	$(33,139)	$826,181

(a)	Transferred due to increase of observable market data for these securities.

For the fiscal year ended June 30, 2011, there was no significant security transfer activity between Level 1 and Level 2.

Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized, respectively, on a daily basis, using the effective yield to maturity method adjusted based on management’s assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date.

Taxes: The Fund intends to continue to meet the requirements of the Internal Revenue Code of 1986 as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required. The Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis.

GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the taxing authority is required. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. As of June 30, 2011, the Fund has determined that there are no uncertain tax positions or tax liabilities required to be accrued.

The Fund has reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of June 30, 2011, open tax years consisted of the taxable years ended June 30, 2008 through June 30, 2011. No examination of any of the Fund’s tax returns is currently in progress.

Expenses: Expenses directly attributable to the Fund are charged directly to the Fund, while expenses which are attributable to the Fund and other investment companies advised by the Advisor are allocated among the respective investment companies, including the Fund, based upon relative net assets.

Dividends and Distributions: The Fund declares and pays dividends monthly from net investment income. To the extent that these distributions exceed net investment income, they may be classified as return of capital. The

2011 Annual Report

HELIOS HIGH YIELD FUND

Notes to Financial Statements

June 30, 2011

Fund also pays a distribution at least annually from its net realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution will be provided if payment is made from any source other than net investment income. Any such notice would be provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Fund’s distributions for each calendar year is reported on IRS Form 1099-DIV.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences which could be temporary or permanent in nature may result in reclassification of distributions; however, net investment income, net realized gains and losses and net assets are not affected.

Cash Flow Information: The Fund invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash, as used in the Statement of Cash Flows, is the amount reported as “Cash” in the Statement of Assets and Liabilities, and does not include short-term investments. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts and amortizing premiums on debt obligations.

3. Risks of Investing in Below-Investment Grade Securities

The Fund has investments in below-investment grade debt securities. Below-investment grade securities involve a higher degree of credit risk than investment grade debt securities. In the event of an unanticipated default, the Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the NAV of its shares. During an economic downturn or period of rising interest rates, highly leveraged and other below-investment grade issuers frequently experience financial stress that could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of below-investment grade debt securities are generally less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic or political changes or individual developments specific to the issuer than higher-rated investments. Periods of economic or political uncertainty and change can be expected to result in significant volatility of prices for these securities. Rating services consider these securities to be speculative in nature.

Below-investment grade securities may be subject to market conditions, events of default or other circumstances which cause them to be considered “distressed securities.” Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to bear certain extraordinary expenses in order to protect and recover its investments in certain distressed securities. Therefore, to the extent the Fund seeks capital growth through investment in such securities, the Fund’s ability to achieve current income for its shareholders may be diminished. The Fund is also subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of such securities, the Fund may be restricted from disposing of distressed securities.

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Notes to Financial Statements

June 30, 2011

4. Investment Advisory Agreements and Affiliated Transactions

The Fund entered into an Investment Management and Administration Agreement (the “Advisory Agreement”) with the Advisor under which the Advisor is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. The Advisory Agreement also provides that the Fund shall pay the Advisor a monthly fee for its services at the annual rate of 0.70% of the Fund’s average weekly value of the total assets of the Fund minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage).

Under an “Expense Limitation Agreement,” the Advisor has contractually agreed to waive a portion of its investment advisory fee and/or reimburse the Fund for its expenses to the extent necessary to ensure the Fund’s annual operating expenses (excluding brokerage, interest, taxes, acquired Fund fees and expenses, and extraordinary expenses) do not exceed 1.65% of the average annual value of the total assets of the Fund minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage) of the Fund. The Contractual Waiver will terminate on August 26, 2011. Pursuant to the Expense Limitation Agreement, the Advisor retains its right to receive reimbursement of any payments made by it, or to recoup any fees waived by it, during the prior three fiscal years, provided that after giving effect to such repayment or recoupment, such adjusted total annual operating expenses (expressed as a percentage of average total assets) for the Fund would not exceed the expense limitation amount.

For the fiscal year ended June 30, 2011, the Advisor earned $661,406 in investment advisory fees under the Advisory Agreement. Further, under the Expense Limitation Agreement, the Advisor was not required to waive its investment advisory fees and/or reimburse certain expenses of the Fund during the year.

Effective August 26, 2009, the Fund entered into a Shareholder Servicing Agreement with the Advisor to act as the shareholder servicing agent to the Fund. As compensation for its services, the Fund has agreed to pay the Advisor a fee computed weekly and payable monthly at an annualized rate of 0.10% of the Fund’s average weekly value of the total assets of the Fund minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage). During the period from August 26, 2009 through August 26, 2011, the Advisor has contractually agreed to reduce the shareholder servicing fees with respect to the Fund to an annualized rate of 0.02% of the Fund’s average weekly value of the total assets of the Fund minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage). For the fiscal year ended June 30, 2011, the Advisor earned $94,486 in shareholder servicing fees of which $75,589 was waived.

On May 16, 2011, the Board of Trustees of the Fund received notice of the Advisor’s determination not to extend the Expense Limitation Agreement, after its termination on August 26, 2011.

Certain officers and/or Trustees of the Fund are officers and/or directors of the Advisor.

5. Service Agreements

In addition to the services provided by the Advisor, that are discussed in Note 4 above, effective July 1, 2009, the Fund entered into a Fund Accounting Servicing Agreement with U.S. Bancorp Fund Services, LLC (“USBFS”). For its services, USBFS receives a monthly fee equal to an annual rate of 0.10% of the first $100 million of average daily net assets; 0.08% of the next $200 million of average daily net assets; and 0.04% of average daily net assets in excess of $300 million, subject to a minimum annual fee of $80,000 plus certain out of pocket expenses. For the fiscal year ended June 30, 2011, USBFS earned $101,610 in fund accounting servicing fees.

Effective July 1, 2009, the Fund has entered into a Closed-End Fund Custody Agreement with U.S. Bank, N.A. (“USB”). For its services, USB receives a monthly fee equal to an annual rate of 0.004% of the average daily market value of the Fund’s assets plus portfolio transaction fees, subject to a minimum annual fee of $6,000. For the fiscal year ended June 30, 2011, USB earned $11,287 in custodian services.

2011 Annual Report

HELIOS HIGH YIELD FUND

Notes to Financial Statements

June 30, 2011

The Fund has contracted for transfer agency and certain shareholder services, including the administration of the Fund’s Automatic Dividend Reinvestment Plan with Computershare Trust Company, N.A. and Computershare Shareholder Services, Inc. (collectively, the “Transfer Agent”). For the fiscal year ended June 30, 2011, the Transfer Agent earned $16,253 in transfer agency and registrar fees.

6. Purchases and Sales of Investments

Purchases and sales of investments, excluding short-term securities, reverse repurchase agreements/credit facility and U.S. Government securities, for the fiscal year ended June 30, 2011, were $51,364,692 and $41,973,283, respectively. For the fiscal year ended June 30, 2011, there were no transactions in U.S. Government securities.

7. Borrowings

Reverse Repurchase Agreements: The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Under the 1940 Act, reverse repurchase agreements will be regarded as a form of borrowing by the Fund unless, at the time it enters into a reverse repurchase agreement, it establishes and maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price (including accrued interest).

A reverse repurchase agreement involves the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

The Fund stopped utilizing reverse repurchase agreements on March 24, 2011.

The average daily balances of the Fund’s reverse repurchase agreements outstanding during the period July 1, 2010 through March 24, 2011, was approximately $25,558,396 with a weighted average interest rate of 0.97%.

The maximum amount of the Fund’s reverse repurchase agreements outstanding at any time during the period July 1, 2010 through March 24, 2011 was $30,710,882, which was 30.31% of the Fund’s total assets.

Credit facility: Effective March 21, 2011, the Fund established a line of credit with BNP Paribas for investment purposes subject to the limitations of the 1940 Act for borrowings by mutual funds. The Fund pays interest in the amount of 0.80% on the total line of credit amount available plus the 3-month London Interbank Offered Rate on the amount outstanding. For the period March 22, 2011 through June 30, 2011, the average interest rate paid under the line of credit was 1.07%.

Total line of credit amount available	$34,000,000
Line of credit outstanding at June 30, 2011	29,400,000
Line of credit amount unused at June 30, 2011	4,600,000
Average balance outstanding during the period	29,300,990
Interest expense incurred on line of credit during the period	98,298

8. Shares of Beneficial Interest

The Fund is authorized to issue an unlimited number of shares with a par value of $0.001 per share. The Fund’s Board of Trustees in their discretion may, from time to time without the vote of the Fund’s shareholders, issue

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Notes to Financial Statements

June 30, 2011

shares, in addition to the then issued and outstanding shares and shares held in the treasury, to such party or parties and for such amount and type of consideration, including cash or property, at such time or times and on such terms as the Trustees may deem best, subject to the provisions of the 1940 Act, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with, the assumption of liabilities) and businesses. Shares of the Fund do not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights. Each whole share is entitled to one vote as to any matter on which it is entitled to vote and each fractional share is entitled to a proportionate fractional vote, except that shares held in the treasury of the Fund as of the record date, as determined in accordance with the By-Laws of the Fund, shall not be voted. There is no cumulative voting in the election of Trustees. The Fund has no present intentions of offering additional shares, except in accordance with the Fund’s Automatic Dividend Reinvestment Plan. For the fiscal year ended June 30, 2011, the Fund issued 800 shares for the reinvestment of distributions.

9. Federal Income Tax Information

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. During the fiscal year ended June 30, 2011, the tax character of the $6,497,708 of distributions paid was all from ordinary income.

During the fiscal year ended June 30, 2010, the tax character of the $4,103,796 of distributions paid was all from ordinary income. Total ordinary income distributions paid may differ from amounts shown in the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

At June 30, 2011, the Fund’s most recently completed tax year-end, the components of net assets (excluding paid-in capital) on a tax basis were as follows:

Undistributed ordinary income	$347,759
Capital loss carryforward [1,2]	(10,198,235)
Unrealized appreciation	1,991,374

$(7,859,102)

[1]	To the extent that future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

[2]	Capital losses incurred after October 31 (“post-October losses”) within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

As of June 30, 2011, the Fund’s capital loss carryforwards were as follows:

Amount	Expiring In:
$475,628	2016
6,504,936	2017
3,217,671	2018

The amount of the capital loss carryforward utilized during the current fiscal year, that was set to expire in 2011, amounted to $686,060.

Federal Income Tax Basis: The federal income tax basis of the Fund’s investments at June 30, 2011 was as follows:

Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$93,491,918	$3,393,990	$(1,402,616)	$1,991,374

Capital Account Reclassifications: Because federal income tax regulations differ in certain respects from GAAP, income and capital gain distributions, if any, determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for wash sales and timing of distributions. Permanent book and tax differences, if any,

2011 Annual Report

HELIOS HIGH YIELD FUND

Notes to Financial Statements

June 30, 2011

relating to shareholder distributions will result in reclassifications to paid-in-capital or to undistributed capital gains. These reclassifications have no effect on net assets or NAV per share. Any undistributed net income and realized gain remaining at fiscal year-end is distributed in the following year.

At June 30, 2011, the Fund’s components of net assets were increased or (decreased) by the amounts shown in the table below. These adjustments were primarily due to the expiration of the capital loss carryforward in 2011. These adjustments had no effect on net assets or NAV per share.

Accumulated Net Realized Loss on Investment Transactions	Paid-In Capital
$3,787,855	$(3,787,855)

The Regulated Investment Company Modernization Act: On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”). The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the Modernization Act are as follows:

New capital losses may now be carried forward indefinitely, and retain their character as long-term or short-term capital losses. Prior to the Modernization Act, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss. The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or gross income tests. Additionally, the Modernization Act exempts publicly-offered RICs with at least 500 shareholders from the preferential dividend rule, and repealed the requirement that a RIC send designation notices to shareholders within 60 days of the end of the RIC’s tax year regarding the designation of capital gain dividends, exempt-interest dividend, and certain other designations. The Modernization Act provides simplified reporting for such information, typically on the Form 1099 provided by the RIC to its shareholders.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

10. Indemnification

Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for indemnification. The Fund’s maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Fund. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time.

11. Designation of Restricted Illiquid Securities

The Fund invests in restricted securities, which are securities acquired in unregistered, private sales from the issuer or from an affiliate of the issuer. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the Securities Act of 1933, as amended, normally to qualified institutional buyers. As of June 30, 2011, the Fund held restricted securities as shown in the table below that the Advisor has deemed illiquid pursuant to procedures adopted by the Fund’s Board of Trustees. Although recent instability in the markets has resulted in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors. The Funds do not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in Note 2 and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Notes to Financial Statements

June 30, 2011

Helios High Yield Fund
Restricted Securities	Interest Rate	Maturity	Acquisition Date	Cost	Value	Percentage of Net Assets
Bombardier Inc.	6.75%	05/01/12	02/10/10	$499	$520	0.00%
Charter Communications Operating LLC	8.00	04/30/12	04/10/09	7,453	7,800	0.01
Trains HY-1-2006	7.12	05/01/13	06/07/06	52,147	52,011	0.08

					$60,331	0.09%

12. New Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 clarifies existing disclosures and requires additional disclosures regarding fair value measurements. Effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years, entities will need to disclose information about purchases, sales, issuances and settlements of Level 3 securities on a gross basis, rather than as a net number as currently required.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRSs”).” ASU No. 2011-04 requires additional disclosures regarding fair value measurements. Effective for fiscal years beginning after December 15, 2011, and for interim periods within those fiscal years, entities will need to disclose the following:

1) the amounts of any transfers between Level 1 and Level 2 and the reasons for those transfers, and

2) for Level 3 fair value measurements, quantitative information about the significant unobservable inputs used, a description of the entity’s valuation processes, and a narrative description of the sensitivity of the fair value measurement to changes in the unobservable inputs and the interrelationship between inputs.

Management is currently evaluating the impact these disclosures will have on the Fund’s financial statement disclosures.

13. Subsequent Events

GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.

Dividend: The Fund’s Board of Trustees declared the following monthly dividends:

Dividend Per Share	Record Date	Payable Date
$0.075	07/15/11	07/28/11
$0.075	08/19/11	08/25/11

Termination of Expense Limitation Agreement: On May 16, 2011, the Board of Trustees of the Fund received notice of the Advisor’s determination not to extend the Expense Limitation Agreement, after its termination on August 26, 2011.

Management has evaluated subsequent events in the preparation of the Fund’s financial statements and has determined that other than the items herein, there are no events that require recognition or disclosure in the financial statements.

2011 Annual Report

HELIOS HIGH YIELD FUND

Report of Independent Registered Public Accounting Firm

June 30, 2011

To the Shareholders and Board of Trustees of

Helios High Yield Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Helios High Yield Fund as of June 30, 2011, the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended June 30, 2009, have been audited by other auditors, whose report dated August 17, 2009 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2011, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Helios High Yield Fund as of June 30, 2011, the results of its operations and its cash flows for the year then ended, and the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

August 19, 2011

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Compliance Certifications (Unaudited)

June 30, 2011

On December 8, 2010, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, including in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.

2011 Annual Report

HELIOS HIGH YIELD FUND

Information Concerning Trustees and Officers (Unaudited)

The following tables provide information concerning the trustees and officers of Helios High Yield Fund (“HHY”).

Trustees of the Funds

Name, Address and Age	Position(s) Held with Fund and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee

Disinterested Trustees
Class I Trustees to serve until 2012 Annual Meeting of Shareholders:

Stuart A. McFarland c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 64	Trustee since August 2009, Member of the Audit Committee, Member of the Nominating and Compensation Committee Elected for Three Year Term	Director/Trustee of several investment companies advised by the Advisor (2006-Present); Director of Brandywine Funds (2003-Present); Director of New Castle Investment Corp. (2000-Present); Chairman and Chief Executive Officer of Federal City Bancorp, Inc. (2005-2007); Managing Partner of Federal City Capital Advisors (1997-Present).	7

Disinterested Trustees
Class II Trustee to serve until 2013 Annual Meeting of Shareholders:

Rodman L. Drake c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 68	Chairman elected August 2009 Trustee since August 2009, Member of the Audit Committee, Chairman of the Nominating and Compensation Committee Elected for Three Year Term	Chairman (since 2003) and Director/Trustee of several investment companies advised by the Advisor (1989-Present); Director and/or Lead Director of Crystal River Capital, Inc. (2005-2010); Chairman of the Board (2005-2010); Interim President and Chief Executive Officer of Crystal River Capital, Inc. (2009-2010); Director of Celgene Corporation (2006-Present); Director of Student Loan Corporation (2005-2010); Director of Apex Silver Mines Limited (2007-2009); General Partner of Resource Capital II and III CIP L.P. (1998-2006); Co-founder, Baringo Capital LLC (2002-Present); Director of Jackson Hewitt Tax Services Inc. (2004-2011); Director of Animal Medical Center (2002-Present); Director and/or Lead Director of Parsons Brinckerhoff, Inc. (1995-2008); Trustee and Chairman of Excelsior Funds (1994-2007); Trustee of Columbia Atlantic Funds (2007-Present); Chairman of Columbia Atlantic Funds (2009-Present).	7

Diana H. Hamilton c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 55	Trustee since 2004 Member of the Audit Committee, Member of the Nominating and Compensation Committee Elected for Three Year Term	Director/Trustee of several investment companies advised by the Advisor (2009-Present); President, Sycamore Advisors, LLC, a municipal finance advisory firm (2004-Present).	7

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Information Concerning Trustees and Officers (Unaudited)

Trustees of the Funds (continued)

Name, Address and Age	Position(s) Held with Fund and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee

Disinterested Trustees
Class III Trustee to serve until 2011 Annual Meeting of Shareholders:

Louis P. Salvatore c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 64	Trustee since August 2009 Chairman of the Audit Committee, Member of the Nominating and Compensation Committee Elected for Three Year Term	Director/Trustee of several investment companies advised by the Advisor (2005-Present); Director of Crystal River Capital, Inc. (2005-2010); Director of Turner Corp. (2003-Present); Director of Jackson Hewitt Tax Services, Inc. (2004-2011); Employee of Arthur Andersen LLP (2002-Present).	7

2011 Annual Report

HELIOS HIGH YIELD FUND

Information Concerning Trustees and Officers (Unaudited)

Officers of the Fund

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Kim G. Redding* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 56	President	Elected Annually Since February 2010	President of several investment companies advised by the Advisor (February 2010-Present); Chief Executive Officer and Chief Investment Officer of the Advisor (February 2010-Present); Co-Chief Executive Officer and Chief Investment Officer of the Advisor (October 2009-February 2010); Founder and Chief Executive Officer of Brookfield Redding LLC (2001-2009).

Dana E. Erikson* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York, 10281-1010 Age 46	Vice President	Elected Annually Since August 2009	Portfolio Manager/Managing Director of the Advisor (2006-Present); Vice President of several investment companies advised by the Advisor (July 2008-Present).

Richard M. Cryan* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York, 10281-1010 Age 55	Vice President	Elected Annually Since May 2011	Vice President of several investment companies advised by the Advisor (May 2011-Present); Portfolio Manager of the Advisor (2006-Present); Managing Director of the Advisor (2006-Present).

Mark Shipley* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York, 10281-1010 Age 40	Vice President	Elected Annually Since May 2011	Vice President of several investment companies advised by the Advisor (May 2011-Present); Portfolio Manager of the Advisor (2011-Present); Managing Director of the Advisor (2011-Present); Director of the Advisor (2006-2010); Analyst of the Advisor (2006-2010).

Steven M. Pires* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 54	Treasurer	Elected Annually Since August 2009	Treasurer of several investment companies advised by the Advisor (April 2009-Present); Vice President of the Advisor (January 2011-Present); Vice President of Brookfield Operations and Management Services LLC (2008-2011); Assistant Vice President of Managers Investment Group LLC (2004-2008).

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Information Concerning Trustees and Officers (Unaudited)

Officers of the Fund (continued)

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Jonathan C. Tyras* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 42	Secretary	Elected Annually Since July 2008	Managing Director and Chief Financial Officer of the Advisor (2010-Present); Director of the Advisor (2006-2010); General Counsel and Secretary of the Advisor (2006-Present); Chief Financial Officer of Brookfield Investment Management (UK) Limited (March 2011-Present); Chief Financial Officer of Brookfield Investment Management (Canada) Inc. (January 2011-Present); Vice President and General Counsel (2006-2010) and Secretary (2007-July 2010) of Crystal River Capital, Inc.; Secretary of several investment companies advised by the Advisor (2006-Present); Attorney at Paul, Hastings, Janofsky & Walker LLP (1998-2006).

Seth Gelman* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 35	Chief Compliance Officer (“CCO”)	Elected Annually Since August 2009	CCO of several investment companies advised by the Advisor (May 2009-Present); Director and CCO of the Advisor (May 2009-Present); Vice President, Oppenheimer Funds, Inc. (2004-May 2009).

Lily Tjioe* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 33	Assistant Secretary	Elected Annually Since September 2009	Interim CCO of Brookfield Investment Management (UK) Limited (May 2011-Present); Assistant Secretary (September 2009-Present) and Interim CCO (March-May 2009) of several investment companies advised by the Advisor; Vice President (2010-Present); Assistant Vice President (2009-2010) and Associate (2007-2009) of the Advisor; Juris Doctor, Boston University School of Law (2004-2007).

*

Interested person as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) because of affiliations with Brookfield Investment Management Inc., Advisor of the Helios High Yield Fund.

The Fund’s Statement of Additional Information includes additional information about the trustees and is available, without charge, upon request by calling 1-800-497-3746.

2011 Annual Report

HELIOS HIGH YIELD FUND

Dividend Reinvestment Plan (Unaudited)

A Dividend Reinvestment Plan (the “Plan”) is available to shareholders of the Fund pursuant to which they may elect to have all distributions of dividends and capital gains automatically reinvested by Computershare Trust Company, N.A. and Computershare Shareholder Services, Inc. (together, the “Plan Agent”) in additional Fund shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Fund’s Custodian, as Dividend Disbursing Agent.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, payable in cash, if (1) the market price is lower than the net asset value, the participants in the Plan will receive the equivalent in Fund shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If the net asset value exceeds the market price of the Fund shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the Board of Trustees precludes reinvestment in Fund shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Funds’ shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Fund, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for handling the reinvestment of dividends and distributions are paid by the Fund. There are no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

A brochure describing the Plan is available from the Plan Agent, by calling 1-212-936-5100.

If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such shareholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.

Brookfield Investment Management Inc.

CORPORATE INFORMATION

Investment Advisor and Administrator

Brookfield Investment Management Inc.

Three World Financial Center

200 Vesey Street, 10th Floor

New York, New York 10281-1010

www.brookfieldim.com

Please direct your inquiries to:

Investor Relations

Phone: 1-800-497-3746

E-mail: funds@brookfield.com

Transfer Agent

Shareholder inquiries relating to distributions, address changes and shareholder account information should be directed to the Fund’s transfer agent:

Computershare Shareholder Services, Inc.

250 Royall Street

Canton, Massachusetts 02021

1-800-426-5523

Independent Registered Public Accounting Firm

BBD, LLP

1835 Market Street, 26 Floor

Philadelphia, Pennsylvania 19103

Legal Counsel

Paul Hastings, LLP

75 East 55th Street

New York, New York 10022

Fund Accounting Agent

U.S. Bancorp Fund Services, LLC

777 E. Wisconsin Avenue

Milwaukee, Wisconsin 53202

Custodian

U.S. Bank National Association

1555 N. Rivercenter Drive, Suite 302

Milwaukee, WI 53212

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

You may obtain a description of the Fund’s proxy voting policies and procedures, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-800-497-3746, or go to SEC’s website at www.sec.gov.

Brookfield Investment Management Inc.

Three World Financial Center

200 Vesey Street, 10th Floor

New York, New York 10281-1010

1-800-497-3746

www.brookfieldim.com

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant had adopted a Code of Ethics for Principal Executive and Principal Financial Officers (the “Code”). There were no amendments to or waivers from the Code during the period covered by this report. A copy of the Registrant’s Code will be provided upon request to any person without charge by contacting Investor Relations at (800) 497-3746 or by writing to Secretary, Helios High Yield Fund, Three World Financial Center, 200 Vesey Street, 24th Floor, New York, NY 10281-1010.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that four members serving on the Registrant’s audit committee are audit committee financial experts. Their names are Rodman L. Drake, Diana H. Hamilton, Stuart A. McFarland and Louis P. Salvatore. Messrs. Drake, McFarland and Salvatore and Ms. Hamilton are each independent.

Item 4. Principal Accountant Fees and Services.

Audit Fees

For the fiscal year ended June 30, 2011, BBD, LLP (“BBD”) billed the Registrant aggregate fees of $34,000 and for the fiscal year ended June 30, 2010, PricewaterhouseCoopers LLP (“PwC”) billed the Registrant aggregate fees of $34,000. Each bill is for professional services rendered for the audit of the Registrant’s annual financial statements and the review of financial statements that are included in the Registrant’s annual and semi-annual reports to stockholders.

Tax Fees

For the fiscal year ended June 30, 2011 BBD billed the Registrant aggregate fees of $3,500 and for the fiscal year ended June 30, 2010, PwC billed the Registrant aggregate fees of $3,500, each bill is for professional services rendered for tax compliance, tax advice and tax planning. The nature of the services comprising the Tax Fees was the review of the Registrant’s income tax returns and tax distribution requirements.

Audit-Related Fees

For the fiscal year ended June 30, 2011, there were no Audit-related fees.

For the fiscal year ended June 30, 2010, there were no Audit-related fees.

All Other Fees

For the fiscal years ended June 30, 2011 and June 30, 2010, there were no Other Fees.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Registrant’s Audit Committee members include Rodman L. Drake, Diana H. Hamilton, Stuart A. McFarland and Louis P. Salvatore.

Item 6. Schedule of Investments.

Please see Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

BROOKFIELD INVESTMENT MANAGEMENT INC.

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES

ADOPTED BY HELIOS HIGH YIELD FUND

NOVEMBER 2009

The Portfolio Proxy Voting Policies and Procedures (the “Policies and Procedures”) set forth the proxy voting policies, procedures and guidelines to be followed by Brookfield Investment Management Inc. and its subsidiaries (collectively, “BIM”) in voting portfolio proxies relating to securities that are held in the portfolios of the investment companies or other clients (“Clients”) for which BIM has been delegated such proxy voting authority.

A.     Proxy Voting Committee

BIM’s internal proxy voting committee (the “Committee”) is responsible for overseeing the proxy voting process and ensuring that BIM meets its regulatory and corporate governance obligations in voting of portfolio proxies.

The Committee shall oversee the proxy voting agent’s compliance with these Policies and Procedures, including any deviations by the proxy voting agent from the proxy voting guidelines (“Guidelines”).

B.     Administration and Voting of Portfolio Proxies

1.   Fiduciary Duty and Objective

As an investment adviser that has been granted the authority to vote on portfolio proxies, BIM owes a fiduciary duty to its Clients to monitor corporate events and to vote portfolio proxies consistent with the best interests of its Clients. In this regard, BIM seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, BIM generally votes portfolio proxies in a uniform manner for its Clients and in accordance with these Policies and Procedures and the Guidelines.

In meeting its fiduciary duty, BIM generally view proxy voting as a way to enhance the value of the company’s stock held by the Clients. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, BIM’s primary consideration is the economic interests its Clients.

2.     Proxy Voting Agent

BIM may retain an independent third party proxy voting agent to assist BIM in its proxy voting responsibilities in accordance with these Policies and Procedures and in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

In general, BIM may consider the proxy voting agent’s research and analysis as part of BIM’s own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. BIM bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by BIM, the proxy voting agent, when retained, will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist BIM in maintaining records of BIM’s portfolio proxy votes, including the appropriate records necessary for registered investment companies to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the Securities and Exchange Commission (“SEC”).

3.   Material Conflicts of Interest

BIM votes portfolio proxies without regard to any other business relationship between BIM and the company to which the portfolio proxy relates. To this end, BIM must identify material conflicts of interest that may arise between a Client and BIM, such as the following relationships:

•

BIM provides significant investment advisory or other services to a portfolio company or its affiliates (the “Company”) whose management is soliciting proxies or BIM is seeking to provide such services;

•	BIM serves as an investment adviser to the pension or other investment account of the Company or BIM is seeking to serve in that capacity; or

•	BIM and the Company have a lending or other financial-related relationship.

In each of these situations, voting against the Company management’s recommendation may cause BIM a loss of revenue or other benefit.

BIM generally seeks to avoid such material conflicts of interest by maintaining separate investment decision-making and proxy voting decision-making processes. To further minimize possible conflicts of interest, BIM and the Committee employ the following procedures, as long as BIM determines that the course of action is consistent with the best interests of the Clients:

•

If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, BIM will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to BIM on how to vote on the matter (i.e., case-by-case); or

•

If the previous procedure does not provide an appropriate voting recommendation, BIM may retain an independent fiduciary for advice on how to vote the proposal or the Committee may direct BIM to abstain from voting because voting on the particular proposal is impracticable and/or is outweighed by the cost of voting.

4.   Certain Foreign Securities

Portfolio proxies relating to foreign securities held by Clients are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact to the security, such as “share-blocking.” If BIM votes on the portfolio proxy, share-blocking may prevent BIM from selling the shares of the foreign security for a period of time. In determining whether to vote portfolio proxies subject to such restrictions, BIM, in consultation with the Committee, considers whether the vote, either in itself or together with the votes of other shareholders, is expected to affect the value of the security that outweighs the cost of voting. If BIM votes on a portfolio proxy and during the “share-blocking period,” BIM would like to sell the affected foreign security, BIM, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

C.   Fund Board Reporting and Recordkeeping

BIM will prepare periodic reports for submission to the Boards of Directors of its affiliated funds (the “Helios Funds”) describing:

•

any issues arising under these Policies and Procedures since the last report to the Helios Funds’ Boards of Directors and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

•

any proxy votes taken by BIM on behalf of the Helios Funds since the last report to the Helios Funds’ Boards of Directors that deviated from these Policies and Procedures, with reasons for any such deviations.

In addition, no less frequently than annually, BIM will provide the Boards of Directors of the Helios Funds with a written report of any recommended changes based upon BIM’s experience under these Policies and Procedures, evolving industry practices and developments in the applicable laws or regulations.

BIM will maintain all records that are required under, and in accordance with, the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, which include, but not limited to:

•	these Policies and Procedures, as amended from time to time;

•	records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX;

•	records of written client requests for proxy voting information and any written responses of BIM to such requests; and

•	any written materials prepared by BIM that were material to making a decision in how to vote, or that memorialized the basis for the decision.

D.     Amendments to these Procedures

The Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Board of Directors of BIM and to the Boards of Directors of the Helios Funds for review and approval.

E.     Proxy Voting Guidelines

Guidelines are available upon request.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Dana E. Erikson, CFA – Mr. Erikson is the portfolio manager for the Registrant and is supported by a team of investment professionals. Mr. Erikson has over 20 years of investment experience in the high yield business, including management of multiple closed-end high yield and multi-sector funds. Mr. Erikson, who joined Brookfield Investment Management Inc. (the “Adviser”) in 2006, leads a team of five investment professionals focusing on high yield assets, including bank debt, corporate high yield, equities, private placements and distressed debt. Prior to joining the Adviser, Mr. Erikson was with Evergreen Investments or one of its predecessor firms since 1996 where he was a senior portfolio manager and the Head of the High Yield team. Prior to serving as Head of the High Yield team, Mr. Erikson was Head of High Yield Research. Prior to Evergreen Investments, Mr. Erikson was an Associate Portfolio Manager for Prospect Street Investment Management Company. Additionally, he was an Analyst with the Kellett Group and a Research Assistant with Robert R. Nathan Associates.

Richard M. Cryan – Mr. Cryan serves as co-portfolio manager for the Registrant since May 2011. Mr. Cryan is based in Boston and is responsible for the Adviser’s corporate high yield exposures, the establishment of portfolio objectives and strategies. Mr. Cryan has over 32 years of investment experience. Mr. Cryan received a Bachelor of Science degree in Business from the University of Colorado and an MBA from Columbia University.

Mark Shipley, CFA – Mr. Shipley serves as co-portfolio manager for the Registrant since May 2011. Mr. Shipley has over 17 years of investment experience. He is responsible for the implementation of the Adviser’s corporate high yield portfolio objectives and strategies, managing the credit research process and company research. Mr. Shipley received a Bachelor of Arts degree in Finance from Northeastern University and holds the Chartered Financial Analyst designation. Mr. Shipley is a member of the Boston Security Analysts Society.

Mr. Erikson leads the management of the Fund and Messrs. Cryan and Shipley share equally the day-to-day portfolio management responsibilities.

Management of Other Accounts

Mr. Erikson manages other investment companies and/or investment vehicles and accounts in addition to the Registrant. The tables below show the number of other accounts managed by Mr. Erikson as of July 31, 2011 and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

	Registered Investment Companies	Other Pooled Investment Vehicles
			Other Accounts
Number of Accounts Managed	8	1	1
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed	$359 million	$38 million	$57 million
Assets Managed with Performance-Based Advisory Fees	$0	$0	$0

The following table provides information about the accounts managed by Richard Cryan, Co-Portfolio Manager for the Registrant, as of August 31, 2011:

	Registered Investment Companies	Other Pooled Investment Vehicles
			Other Accounts
Number of Accounts Managed	5	0	1
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed	$359 million	$0 million	$56 million
Assets Managed with Performance-Based Advisory Fees	$0	$0	$0

The following table provides information about the accounts managed by Mark Shipley, Co-Portfolio Manager for the Registrant, as of August 31, 2011:

	Registered Investment Companies	Other Pooled Investment Vehicles
			Other Accounts
Number of Accounts Managed	5	0	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed	$359 million	$0 million	$0 million
Assets Managed with Performance-Based Advisory Fees	$0	$0	$0

Share Ownership

The following table indicates the dollar range of securities of the Registrant owned by the Registrant’s portfolio managers as July 31, 2011.

Dollar Range of Securities Owned
Dana E. Erikson Richard M. Cryan Mark Shipley	$10,001 - $50,000 $0 - $10,000 $0 - $10,000

Portfolio Manager Material Conflict of Interest

Potential conflicts of interest may arise when a fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers of the Registrant.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as the case may be if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment adviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

The Adviser and the Registrants have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and the individuals that it employs. For example, the Adviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The Adviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is, however, no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may appear.

Portfolio Manager Compensation

The Registrant’s portfolio manager is compensated by the Adviser. The compensation structure of the Adviser’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) if applicable, long-term stock-based compensation consisting generally of restricted stock units of the Adviser’s indirect parent company, Brookfield Asset Management, Inc. The portfolio managers also receive certain retirement, insurance and other benefits that are broadly available to all of the Adviser’s employees. Compensation of the portfolio managers is reviewed on an annual basis by senior management.

The Adviser compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities, the total return performance of funds and accounts managed by the portfolio manager on an absolute basis and versus appropriate peer groups of similar size and strategy, as well as the management skills displayed in managing their subordinates and the teamwork displayed in working with other members of the firm. Since the portfolio managers are responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis almost equally weighted among performance, management and teamwork. Base compensation for the Adviser’s portfolio managers varies in line with the portfolio manager’s seniority and position. The compensation of portfolio managers with other job responsibilities (such as acting as an executive officer of the Adviser and supervising various departments) will include consideration of the scope of such responsibilities and the portfolio manager’s performance in meeting them. The Adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the Adviser and its indirect parent. While the salaries of the Adviser’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in the portfolio manager’s performance and other factors as described herein.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)      The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.

(b)      As of the date of filing this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)    None.

    (2)    A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

    (3)    None.

(b)    A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HELIOS HIGH YIELD FUND

By:	/s/ Kim G. Redding
Kim G. Redding
Principal Executive Officer

Date: September 2, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kim G. Redding
Kim G. Redding
Principal Executive Officer

Date: September 2, 2011

By:	/s/ Steven M. Pires
Steven M. Pires
Treasurer and Principal Financial Officer

Date: September 2, 2011